Exhibit 10.1
BEAZER HOMES USA, INC.
2010 EQUITY INCENTIVE PLAN
EMPLOYEE AWARD AGREEMENT FOR
OPTION AND RESTRICTED STOCK
     THIS AWARD AGREEMENT (this “Agreement”) is made as of [ ___ ___,] 2010 by and between BEAZER HOMES USA, Inc., a Delaware corporation (the “Company”), and                      (“Participant”).
WITNESSETH:
     WHEREAS, the Company pursuant to its 2010 Equity Incentive Plan (the “Plan”) wishes to make certain awards to Participant.
     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto hereby agree to the terms set forth below. The terms of this Agreement shall be interpreted in accordance with the Plan, and any capitalized term used in this Agreement but not defined herein shall have the meaning set forth in the Plan.
1. GRANT OF OPTION TO ACQUIRE COMMON STOCK
     (a) Grant; Effective Date; Option Price. The Company hereby notifies Participant that the Company has granted to Participant in accordance with the Plan, and effective as of                      ___, 2010 (the “Option Effective Date”), the right and option (hereinafter referred to as the “Option”) to purchase, on the terms and conditions set forth herein, all or any part of an aggregate of ___ Shares at a price per Share equal to the closing price per Share as reported by the New York Stock Exchange (the “NYSE”) at the close of business on the Option Effective

Date ($___) (the “Option Price”), subject to adjustment as provided in Section 3 below. The Option is not intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).
          The Company will at all times during the Option Term (as set forth in Section 1(b)(i) below) reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of this Agreement.
     (b) Duration and Exercisability of Option; Limitations on Exercisability.
          (i) The Option shall in all events terminate and no longer be exercisable at 11:59 p.m. (ET) on the seventh anniversary of the Option Effective Date (the period commencing on the Option Effective Date and ending at 11:59 p.m. (ET) on the seventh anniversary thereof being referred to herein as the “Option Term”).
          (ii) (A) The Option shall not be exercisable, in whole or in part, prior to the first anniversary of the Option Effective Date, but shall become vested and exercisable by Participant as to one-third (1/3) of the aggregate Shares subject to the Option (rounded down to the nearest whole Share) on each of the first and second anniversaries of the Option Effective Date and with respect to the remaining Shares subject to the Option on the third anniversary of the Option Effective Date, provided that the Participant has remained continuously employed with the Company and/or its Affiliates from the Option Effective Date until each such vesting date.
               (B) Notwithstanding Section 1(b)(ii)(A) above, the Option shall become vested and exercisable in full upon the occurrence of a Change in Control (as defined in the Plan), provided that Participant has remained continuously employed with the Company and/or its Affiliates from the Option Effective Date until such Change in Control.
               (C) Notwithstanding Section 1(b)(ii)(A) above, in the event Participant terminates employment with the Company (and its Affiliates) by reason of “Retirement” (as hereinafter defined), in addition to any Shares that previously became vested and exercisable, the Option shall become vested and exercisable with respect to such additional number of Shares (rounded down to the nearest whole Share) as equals (1) the product of (x) the total number of Shares underlying such Option awarded to Participant as described in Section 1(a) hereof multiplied by (y) a fraction, the numerator of which shall be equal to the number of whole months (counting each month as ending on the first day of a calendar month) elapsed from the Option Effective Date until the date of such Retirement (not to exceed 36) and the denominator of which shall be 36, less (2) the number of Shares underlying such Option that vested and became exercisable pursuant to Section 1(b)(ii)(A) or (B) above prior to the date of such Retirement.
               For purposes of this Agreement, “Retirement” shall mean a voluntary termination of employment by Participant at age 65 or older with at least five (5) years of service with the Company and/or its Affiliates. Participant may request approval for Retirement treatment if between the ages of 62 and 65 with at least five (5) years of service with the Company and/or its Affiliates at the time of any voluntary termination. At the sole discretion of the Committee, such requests can be approved or denied.
          (iii) During the lifetime of Participant, the Option shall be exercisable only by Participant (or, subject to Section 1(d)(ii) or (iii) below, by Participant’s guardian or legal representative or Permitted Transferee (as hereinafter defined) to whom the Option has been gifted or transferred pursuant to a domestic relations order) and shall not be assignable or transferable by Participant other than (A) to an individual by will or the laws of descent and distribution, or (B) to a Permitted Transferee by gift or transfer pursuant to a domestic relations order. For purposes of this Agreement, “Permitted Transferee” shall mean (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act of 1933, as amended (the “Act”) (collectively “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and the Participant’s Immediate Family Members; (C) a partnership or limited liability company whose only partners or shareholders are the Participant and the Participant’s Immediate Family Members; or (D) any other transferee as may be approved by the Committee in its sole discretion.
          (iv) The exercise of all or any part of the Option shall only take effect at such time that the issuance of the Shares pursuant to such exercise will not violate any state or federal securities or other laws or the rules of the NYSE or any other exchange upon which the Company’s securities may then be trading. Any other provision of this Agreement notwithstanding, the Company shall have the right to designate one or more periods of time during which the Option shall not be exercisable if the Company determines (in its sole discretion) that such limitation on exercise could in any way facilitate a lessening of any restriction on transfer pursuant to the Act or any state securities laws with respect to any issuance of securities by the Company, facilitate the registration or qualification or any securities by the Company under the Act or any state securities laws, or facilitate the perfection of any exemption from the registration or qualification requirements of the Act or any applicable state securities laws for the issuance or transfer of any securities. Such limitation on exercise shall not affect the date on which the Option becomes vested or the Option Term pursuant to clause (i) of this Section 1(b) in any way other than to limit the periods during which the Option shall be exercisable.
     (c) No Rights as a Shareholder. Participant shall have none of the rights of a Shareholder with respect to Shares subject to the Option until such Shares shall have been issued to Participant upon exercise of the Option. No adjustments will be made for dividends or other distributions or rights if the applicable record date occurs before a stock certificate is issued pursuant to Participant’s exercise of the Option.
     (d) Effect of Termination of Employment on Option.
          (i) In the event that Participant has a “Termination for Cause” (as hereinafter defined) or in the event Participant voluntarily resigns (other than due to Retirement or becoming “Disabled” as hereinafter defined), both the vested and unvested portions of the Option shall terminate as of such date of resignation or termination and shall no longer be exercisable.
          For purposes of this Agreement, a “Termination for Cause” shall mean a termination of employment by the Company or an Affiliate due to any of the following: (A) any act or failure to act (or series or combination thereof) by Participant done with the intent to harm in any material respect the interests of the Company or any Affiliate thereof; (B) the commission by Participant of a felony; (C) the perpetration by Participant of a dishonest act or common law fraud against the Company or any Affiliate thereof; (D) a grossly negligent act or failure to act (or series or combination thereof) by Participant detrimental in any material respect to the interests of the Company or any Affiliate thereof; (E) the material breach by Participant of his/her agreements or obligations under his/her employment agreement, if applicable; or (F) the continued refusal to follow directives which are consistent with Participant’s duties and responsibilities.
          (ii) In the event Participant’s employment is terminated as a result of either his/her becoming “Disabled” (as hereinafter defined) or a “Termination Not for Cause” (as hereinafter defined) prior to the complete exercise of the Option, then the Option, to the extent vested and exercisable at that time pursuant to Section 1(b)(ii) hereof, may be exercised at any time within twelve (12) months after the date of such termination as a result of becoming Disabled or within three (3) months after the date of such termination as a result of a Termination Not for Cause, after which time any remaining portion of the Option shall terminate and no longer be exercisable. In this case the Option may be exercised by Participant, his/her guardians or legal representatives, or by any Permitted Transferee to whom the Option is gifted or transferred pursuant to a domestic relations order to the extent of the full number of Shares which Participant was entitled to purchase under the Option on the date of such termination and subject to the condition that no portion of the Option shall be exercisable after the expiration of the Option Term. Any portion of the Option that is not vested as of the date the Participant’s employment is terminated as a result of becoming Disabled or a Termination Not for Cause shall terminate as of such date and shall no longer be exercisable.
          For purposes of this Agreement, Participant shall be deemed “Disabled” if the Participant becomes ill or is injured or otherwise becomes disabled or incapacitated such that, in the opinion of the Committee, he/she cannot fully carry out and perform his/her duties as an employee of the Company (or its Affiliates), and such disability or incapacity shall continue for a period of forty-five (45) consecutive days.
          For purposes of this Agreement, a “Termination Not for Cause” shall mean a Participant’s termination of employment by the Company (or its Affiliates) which is not a Termination for Cause.
          (iii) In the event Participant dies while an employee of the Company or its Affiliates prior to the complete exercise of the Option, then the Option, to the extent vested and exercisable at that time pursuant to Section 1(b)(ii) hereof, may be exercised at any time within twelve (12) months after Participant’s death, after which time any remaining portion of the Option shall terminate and no longer be exercisable. In this case, the Option may be exercised by his/her guardian or legal representatives or by any Permitted Transferee to whom the Option has been gifted or transferred pursuant to a domestic relations order, or by any person or persons to whom the Option is transferred by will or the applicable laws of descent and distribution, as applicable, to the extent of the full number of Shares which Participant was entitled to purchase under the Option on the date of such death, and subject to the condition that no portion of the Option shall be exercisable after the expiration of the Option Term. Any portion of the Option that is not vested as of the date the Participant’s death shall terminate as of such date and shall no longer be exercisable.
          (iv) In the event Participant terminates employment with the Company (or its Affiliates) by reason of Retirement, then the Option, to the extent vested and exercisable at that time pursuant to Section 1(b)(ii) hereof, may be exercised at any time within twelve (12) months after Participant’s Retirement, after which time any remaining portion of the Option shall terminate and no longer be exercisable, subject to the condition that no portion of the Option shall be exercisable after the expiration of the Option Term. Any portion of the Option that is not vested as of the date of Participant’s termination by reason of Retirement shall terminate as of such date and shall no longer be exercisable.
     (e) Effect of a Change in Control of the Company on the Option. In the event of a Change in Control (as defined in the Plan), the Company shall use its commercially reasonable efforts to notify Participant that a Change in Control will occur and the Company shall give to Participant, in the Company’s sole discretion, either (i) a reasonable time thereafter within which to exercise any portion of the Option to the extent vested and exercisable and not exercised previously, prior to the effectiveness of such Change in Control, at the end of which time the Option shall terminate and no longer be exercisable (provided that, to the extent vesting of any portion of such Option is contingent on the Change in Control, the exercise of such portion of the Option shall also be contingent on consummation of the Change in Control), or (ii) the right, after the Change in Control, to exercise the remaining portion of the Option (or a substitute option) as to such number of shares of stock of the corporation succeeding the Company or acquiring its business by reason of such Change in Control as may be determined in accordance with Section 3 below. Alternatively, the Committee, in its sole discretion, may provide for the redemption of the unexercised portion of the Option at the time of the Change in Control in exchange for an amount of cash or other property equal to the excess of (i) the amount of cash or other property that would have been realized by Participant on the Change in Control with respect to the Shares subject to such portion of the Option had such portion of the Option been exercised immediately prior to the Change in Control over (ii) the aggregate Option Price for such number of Shares subject to the unexercised portion of the Option.
     (f) Manner of Exercise; Form of Payment.
          (i) The Option can be exercised only by Participant or other proper party (as permitted by Section 1(b)(iii) above) by delivering a timely written notice to the Company at its principal office. The notice shall state the number of Shares as to which the Option is being exercised and be accompanied by payment in full of the Option Price for all Shares designated in the notice.
          (ii) Participant may pay the Option Price in cash, by check (bank check, certified check or personal check), by money order or by wire transfer. In addition, with the approval of the Committee, Participant may pay the Option Price, by (A) having the Company withhold a portion of the Shares otherwise to be delivered upon the exercise of the Option having a Fair Market Value equal to the Option Price; (B) delivering to the Company (actually or by attestation) Shares other than the Shares issuable upon the exercise of the Option with a Fair Market Value equal to the Option Price; (C) a cashless exercise through a broker; or (D) any combination of cash, check, money order or wire transfer and any of Sections 1(f)(ii)(A) through (C). Any election to have Shares withheld must be made on or before the date that the Option Price is to be paid.
2. AWARD OF RESTRICTED STOCK
     (a) Award; Effective Date. The Company hereby notifies Participant that, effective as of                      ___, 2010 (the “Restricted Stock Effective Date”), the Company has awarded to Participant ___ Shares, subject to the terms of the Plan and subject to such further restrictions as are set forth below. Such restricted Shares are hereinafter referred to as “Restricted Stock.”
     (b) Vesting; Change in Control; Restrictions. (i) Subject in each case to the provisions of this Section 2, Participant’s rights with respect to the Restricted Stock awarded hereunder shall vest as follows: 100% of the Restricted Stock awarded will vest on the third anniversary of the Restricted Stock Effective Date, provided that Participant has remained continuously employed with the Company and/or its Affiliates from the Restricted Stock Effective Date until such vesting date.
          (ii) Notwithstanding Section 2(b)(i), upon the occurrence of a Change in Control of the Company, all Restricted Stock not theretofore vested pursuant to Section 2(b)(i) above shall become immediately vested, provided that Participant has remained continuously employed with the Company and/or its Affiliates from the Restricted Stock Effective Date until such Change in Control.
          (iii) In the event of Participant’s death, “Termination Not for Cause” (as defined in Section 1(d) above), or termination of employment as a result of becoming “Disabled” (as defined in Section 1(d) above) or by reason of “Retirement” (as defined in Section 1(b) above), prior to the third anniversary of the Restricted Stock Effective Date, then the Restricted Stock will vest with respect to that number of Shares (rounded down to the nearest whole Share) as equals the product of (x) the total number of Shares awarded to Participant as described in Section 2(a) hereof multiplied by (y) a fraction, the numerator of which shall be equal to the number of whole months (counting each month as ending on the first day of a calendar month) elapsed from the Restricted Stock Effective Date until the date of such death,

Termination Not for Cause, termination as a result of becoming Disabled or by reason of Retirement (not to exceed 36) and the denominator of which shall be 36.
          (iv) Prior to vesting, the Restricted Stock shall not be voluntarily or involuntarily sold, assigned, transferred, pledged, alienated, hypothecated or encumbered by Participant, other than by will or the laws of descent and distribution.
          (v) Prior to vesting, Participant shall have voting rights and receive dividends, if and when declared, on the Restricted Stock held by the Company on behalf of Participant.
     (c) Forfeiture of Restricted Stock. Pursuant to Section 6.3(c) of the Plan:
          (i) In the event that Participant has a Termination for Cause or voluntarily resigns from or otherwise terminates his/her employment with the Company or any of its Affiliates (other than termination by reason of death, becoming Disabled or Retirement and other than Termination Not for Cause), then the Restricted Stock which is held by Participant on the date of such termination shall be forfeited by Participant, and the Company shall have no further obligation to Participant with respect to such forfeited Restricted Stock.
          (ii) In the event Participant’s employment is terminated by the Company or any of its Affiliates as a Termination Not for Cause or by reason of death, or in the event Participant’s employment is terminated by reason of his/her becoming Disabled or by reason of Retirement, then the Restricted Stock that has not become vested in accordance with Section 2(b) above prior to, or at the time of, such death or other termination of employment shall be forfeited by Participant, and the Company shall have no further obligation to Participant with respect to such forfeited Restricted Stock.

     (d) Stock Certificates. The Restricted Stock awarded hereunder shall be held in a book entry account by the Company. Appropriate adjustments shall be made by the Company to the Restricted Stock awarded hereunder to reflect changes made by the Committee pursuant to those events described in Section 3 below. Upon vesting of the Restricted Stock awarded hereunder, a certificate or certificates representing such Shares shall be delivered to the Participant, which certificate or certificates may contain such legends as the Company, in its sole discretion, deems necessary or advisable in connection with applicable securities laws. Such certificates shall be delivered as soon as administratively practicable, but no later than 30 days after vesting.
3. ADJUSTMENTS
     If there shall be any change in the Shares through (i) dividends or other distributions (whether in the form of cash, Shares, other securities or other property), (ii) recapitalization, (iii) stock split, (iv) reverse stock split, (v) reorganization, (vi) merger, (vii) consolidation, (viii) split-up, (ix) spin-off, (x) combination, (xi) repurchase or exchange of Shares or other securities of the Company, (xii) issuance of warrants or other rights to purchase Shares or other securities of the Company or (xiii) other similar corporate transaction or event that affects the Shares, then appropriate adjustments in the outstanding portion of the Option or Restricted Stock shall be made by the Committee, in its sole discretion under the Plan, in order to prevent dilution or enlargement of the Option or Restricted Stock rights contemplated hereby. Such adjustments may include, where appropriate, changes in the number and type of Shares subject to the Option or Restricted Stock and/or the Option Price.

4. MISCELLANEOUS
     (a) The Plan. The grant of the Option and award of Restricted Stock provided for herein are made pursuant to the Plan and are subject to its terms. The Plan is available for inspection during business hours at the principal offices of the Company (currently located at 1000 Abernathy Road, Suite 1200, Atlanta, Georgia 30328), and a copy of the Plan may be obtained by Participant through a request in writing therefor directed to the Secretary of the Company. To the extent the terms of this Agreement are inconsistent with the Plan, the terms of the Plan shall control.
     (b) No Right to Employment. This Agreement shall not confer on Participant any right with respect to continuance of employment by the Company or any Affiliates, nor will it interfere in any way with the right of the Company or any Affiliate to terminate such employment at any time for any reason.
     (c) Taxes. The Participant shall be responsible for satisfying any income and employment tax withholding obligations attributable to participation in the Plan, the exercise of the Option and the vesting of Restricted Stock. Participant may elect to satisfy his/her federal and state income and employment tax withholding obligations upon the exercise of the Option or vesting of Restricted Stock, by (i) having the Company withhold a portion of the Shares otherwise to be delivered upon the exercise of the Option or vesting of Restricted Stock having a Fair Market Value equal to the minimum amount of federal and state income and employment taxes required to be withheld, (ii) delivering to the Company (actually or by attestation) Shares other than the Shares issuable upon the exercise of the Option or vesting of Restricted Stock with a Fair Market Value equal to such taxes, (iii) delivering to the Company cash, check (bank check, certified check or personal check), money order or wire transfer equal to such taxes upon the exercise of the Option or vesting of Restricted Stock, (iv) a cashless exercise through a broker or (v) any combination of Sections 4(c)(i) through (iv). Any election to have Shares withheld must be made on or before the date that the amount of tax to be withheld is determined.
     (d) Waivers. No waiver at any time of any term or provision of this Agreement shall be construed as a waiver of any other term or provision of this Agreement and a waiver at any time of any term or provision of this Agreement shall not be construed as a waiver at any subsequent time of the same term or provision.
     (e) Headings. All headings set forth in this Agreement are intended for convenience only and shall not control or affect the meaning, construction or effect of this Agreement or of any of the provisions hereof.
     (f) Counterparts. This Agreement may be executed via facsimile transmission signature and in counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.
     (g) Board and Committee Determinations. All matters to be determined by the Board or any committee thereof, including, without limitation, the Compensation Committee, pursuant to the terms of this Agreement shall be determined by the members of the Board or such duly authorized committee without the vote of Participant.
     (h) Law Governing Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

     IN WITNESS WHEREOF, the parties hereto have executed this EMPLOYEE AWARD AGREEMENT FOR OPTION AND RESTRICTED STOCK covering the grant of Option and award of Restricted Stock effective as of                     , 2010.

BEAZER HOMES USA, INC.
By:
Fred J. Fratto
Senior Vice President, Human Resources

PARTICIPANT

Name